                                                                    Exhibit 99.1

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
 Premier Software Technologies, Inc.:

We have audited the accompanying balance sheet of Premier Software Technologies, Inc. (the "Company") as of December 31, 1999 and the related statements of operations, shareholders' deficiency and comprehensive loss, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP

San Jose, California
March 31, 2000
(April 25, 2000 as to Note 8 and the third paragraph of Note 6)

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                                 BALANCE SHEET
                               December 31, 1999

                                   ASSETS
Current assets:
  Cash and cash equivalents.............................................  $   131,371
  Accounts receivable...................................................      274,484
  Prepaid expenses and other current assets.............................       34,069
                                                                          -----------
           Total current assets.........................................      439,924

Property and equipment, net.............................................       14,084

Deferred income taxes...................................................        1,778
                                                                          -----------
Total assets............................................................  $   455,786
                                                                          ===========

                 LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current liabilities:
  Accounts payable......................................................  $    33,014
  Accrued liabilities...................................................      176,488
  Deferred revenue......................................................       84,586
  Deferred tax liability................................................        1,969
                                                                          -----------
           Total current liabilities....................................      296,057
                                                                          -----------
Stock compensation liability............................................    2,636,592

Shareholders' deficiency:
  Common stock, no par value, 10,000,000 shares authorized;
    53,354 shares issued and outstanding................................          200
  Accumulated deficit...................................................   (2,477,063)
                                                                          -----------
           Total shareholders' deficiency...............................   (2,476,863)
                                                                          -----------
Total liabilities and shareholders' deficiency..........................  $   455,786
                                                                          ===========

                      See notes to financial statements.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                            STATEMENT OF OPERATIONS
                         Year Ended December 31, 1999

Revenues:
  License...............................................................   $   128,750
  Service...............................................................     1,380,931
                                                                           -----------
           Total revenues...............................................     1,509,681
                                                                           -----------
Cost of revenues:
  License...............................................................       109,210
  Service...............................................................       646,109
                                                                           -----------
           Total cost of revenues.......................................       755,319
                                                                           -----------
Gross profit............................................................       754,362
                                                                           -----------
Operating expenses:
  Research and development..............................................       103,802
  Sales and marketing...................................................       349,310
  General and administrative............................................       243,352
  Stock compensation*...................................................     1,278,087
                                                                           -----------
           Total operating expenses.....................................     1,974,551
                                                                           -----------
Operating loss..........................................................    (1,220,189)

Interest income.........................................................         9,360
                                                                           -----------
Loss before income taxes................................................    (1,210,829)

Income tax provision....................................................        25,292
                                                                           -----------
Net loss................................................................   $(1,236,121)
                                                                           ===========

*Stock compensation:
    Cost of revenues....................................................   $   859,130
    Research and development............................................       418,957
                                                                           -----------
                                                                           $ 1,278,087
                                                                           ===========

                      See notes to financial statements.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                     STATEMENT OF SHAREHOLDERS' DEFICIENCY
                         Year Ended December 31, 1999

                                                            Common Stock                            Total
                                                     -----------------------     Accumulated    Shareholders'
                                                       Shares       Amount         Deficit       Deficiency
                                                     ----------   ----------    -------------   -------------
BALANCES, January 1, 1999.........................       60,001     $    -      $  (1,146,148)  $  (1,146,148)

Stock repurchase (Note 4)..........................      (6,667)         -            (94,794)        (94,794)

Issuance of common stock...........................          20        200                  -             200

Components of comprehensive loss - net loss........           -          -         (1,236,121)     (1,236,121)
                                                     ----------     ------      -------------   -------------
BALANCES, December 31, 1999.......................       53,354     $  200      $  (2,477,063)  $  (2,476,863)
                                                     ==========     ======      =============   =============

                      See notes to financial statements.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                            STATEMENT OF CASH FLOWS
                         Year Ended December 31, 1999


Cash flows from operating activities:
  Net loss...........................................................................     $(1,236,121)
  Adjustments to reconcile net income to net cash provided by operating activities:
    Deferred income taxes............................................................          19,223
    Depreciation.....................................................................           6,721
    Stock compensation expenses......................................................       1,278,087
    Change in assets and liabilities:
      Accounts receivable............................................................        (148,304)
      Prepaid expenses and other.....................................................         (31,112)
      Accounts payable...............................................................          33,014
      Accrued liabilities............................................................          48,738
      Deferred revenue...............................................................          39,778
                                                                                         ------------
           Net cash provided by operating activities.................................          10,024
                                                                                         ------------
Cash flows from investing activities:
  Purchase of property and equipment.................................................          (9,615)
                                                                                         ------------
           Net cash used in investing activities.....................................          (9,615)
                                                                                         ------------
Cash flows from financing activities:
  Issuance of common stock...........................................................             200
  Repurchase of common stock.........................................................         (94,794)
                                                                                         ------------
           Net cash used in financing activities.....................................         (94,594)
                                                                                         ------------
Net decrease in cash and cash equivalents............................................         (94,185)

Cash and cash equivalents - beginning of year........................................         225,556
                                                                                         ------------
Cash and cash equivalents - end of year..............................................     $   131,371
                                                                                         ============
Supplemental cash flows information -
  Cash paid for income taxes.........................................................     $    41,306
                                                                                         ============

                      See notes to financial statements.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                         Year Ended December 31, 1999

1.   Summary of Significant Accounting Policies

     Organization - Premier Software Technologies, Inc. was incorporated in November 1994 in Wisconsin. Thomas Dayton, Inc. was incorporated in July 1999 in California, by the shareholders of the Premier Software. In September 1999, the two companies entered into an Agreement of Merger and Plan of Reorganization. The merged company changed its name to Premier Software Technologies, Inc. (the Company).

     The Company is a developer of business oriented web applications with web development services in marketing, corporate collaboration, e-commerce, business-to-business, infrastructure and education.

     Cash Equivalents - The Company considers all highly liquid debt instruments purchased with a remaining maturity of three months or less to be cash equivalents.

     Concentration of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. The Company's cash equivalents consist of checking and money market accounts with financial institutions. The Company sells its products primarily to companies in the United States. The Company does not require collateral or other security to support accounts receivable. To reduce credit risk, management performs ongoing evaluations of its customers' financial condition. During the year ended December 31, 1999, one customer accounted for 91% of the Company's total revenue and 96% of total accounts receivable at December 31, 1999.

     Property and Equipment - Property and equipment are stated at cost and depreciated using the straight-line method over estimated useful lives of approximately three to seven years.

     Software Development Costs -Costs for the development of new software products and substantial enhancements to existing software products are expensed as incurred until technological feasibility has been established, at which time any additional development costs would be capitalized in accordance with Statement of Financial Accounting Standards (SFAS) No. 86, Computer Software To Be Sold, Leased, or Otherwise Marketed. Because the Company believes its current process for developing software is essentially completed concurrently with the establishment of technological feasibility, no costs have been capitalized to date.

     Income Taxes - The Company accounts for income taxes under an asset and liability approach. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for income tax reporting purposes, net operating loss carryforwards and other tax credits measured by applying currently enacted tax laws. Valuation allowances are provided when necessary to reduce deferred tax assets to an amount that is more likely than not to be realized.

     Certain Significant Risks and Uncertainties - The Company operates in the software industry, and accordingly, can be affected by a variety of factors. For example, management of the Company believes that changes in any of the following areas could have a significant negative effect on the Company in terms of its future financial position, results of operations or cash flows; ability to obtain additional financing; fundamental changes in the technology underlying software products; market acceptance of the Company's products under development; development of sales channels; loss of significant customers;

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                         Year Ended December 31, 1999

     adverse changes in international market conditions; litigation or other claims against the Company; the hiring, training and retention of key employees; successful and timely completion of product development efforts; and new product introductions by competitors.

     Financial Statement Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Revenue Recognition - The Company's revenue recognition policy is consistent with Statement of Position 97-2, as amended. License revenues are comprised of fees for the Company's software products. Revenue from license fees is recognized when an agreement has been signed, delivery of the product has occurred, no significant Company obligations remain, the fee is fixed or determinable and collectibility is probable. For electronic delivery, the software is considered to have been delivered when the Company has provided the customer with the access codes that allow for immediate possession of the software. If the fee due from the customer is not fixed or determinable, revenue is recognized as payments become due from the customer. If collectibility is not considered probable, revenue is recognized when the fee is collected. Revenue on arrangements with customers who are not ultimate users (primarily resellers) is not recognized until the product is delivered to the end user.

     Service revenues are comprised of revenue from support arrangements and consulting fees. Support arrangements provide technical support and the right to unspecified upgrades on an if-and-when-available basis. Revenue from support arrangements is recognized on a straight-line basis as service revenue over the life of the related agreement, which is typically one year. Consulting revenue is recognized when provided to the customer. Customer advances and billed amounts due from customers in excess of revenue recognized are recorded as deferred revenue.

     Research and Development - Research and development expenses are charged to operations as incurred. Such expenses include costs associated with the design and development of new products and costs related to the Company's internally developed software systems. To date, these costs, which meet the capitalization criteria of SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, have not been significant.

     Stock-Based Compensation - The Company accounts for stock-based awards (Stock Appreciation Rights) to employees using the intrinsic value method in accordance with Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees.

     Comprehensive Loss - SFAS No. 130, Reporting Comprehensive Income requires that an enterprise report, by major components and as a single total, the change in its net assets during the period from nonowner sources. For the year ended December 31, 1999, comprehensive loss was equal to net loss.

     Recently Issued Accounting Standard - In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. SFAS No. 133 will be effective for the Company's fiscal

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                         Year Ended December 31, 1999

     year ending December 31, 2001. The Company believes that this statement will not have a significant impact on the Company's financial position, results of operations or cash flows.

2.   Property and Equipment

     Property and equipment at December 31, 1999 consist of:

          Furniture and fixtures.......................................    $    1,200
          Computers and software.......................................        27,966
                                                                           ----------

                                                                               29,166
          Accumulated depreciation.....................................       (15,082)
                                                                           ----------

          Property and equipment, net..................................    $   14,084
                                                                           ==========

3.   Accrued Liabilities

     Accrued liabilities at December 31, 1999 consist of:

          Accrued payroll and related benefits.........................    $  162,817
          Other........................................................        13,671
                                                                           ----------

                                                                           $  176,488
                                                                           ==========

4.   Related Party Transactions

     The Company has transactions with related parties in the ordinary course of business. Related party transactions were as follows:

     . In April 1999, the Company repurchased 6,667 shares from a shareholder and officer for $94,794.

     . During the year ended December 31, 1999, the Company paid $36,000 for administrative services and $24,000 for marketing services to related parties of a shareholder.

     . During the year ended December 31, 1999, the Company sold software products with maintenance service for a period of one year, totaling to $75,225 to Active Software, Inc. (Note 8). At December 31, 1999, the Company established a deferred revenue of $6,633 for the remaining service period.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                         Year Ended December 31, 1999

5.   Income Taxes

     The provision for income taxes for the years ended December 31, 1999 consists of the following:

          Currently payable:
               Federal...................................................   $  4,046
               State.....................................................      2,023
                                                                            --------
          Total..........................................................      6,069
                                                                            --------
          Deferred:
               Federal...................................................     16,820
               State.....................................................      2,403
                                                                            --------
          Total deferred.................................................     19,223
                                                                            --------
          Total..........................................................   $ 25,292
                                                                            ========

     Significant components of the Company's net deferred tax assets for federal and state income taxes at December 31, 1999 consist of:

          Deferred tax asset - basis difference in fixed assets.......   $  1,778
          Deferred tax liability - accrual to cash adjustment.........     (1,969)
                                                                         --------
          Net deferred tax liability..................................   $   (191)
                                                                         ========

     For all periods presented, the Company's effective rate differs from the expected tax expense at the federal statutory rate due primarily to state taxes offset by a valuation allowance against deferred tax assets.

6.   Stock Compensation

     The Company, since 1996, has offered a compensatory equity participation plan to employees which, at December 31, 1999, represented approximately 25% of the outstanding common stock of the Company.

     In connection with these arrangements, the Company recognized $1,278,087 in compensation expense in 1999. As of December 31, 1999, the stock compensation liability is $2,636,592, which is the estimated value of such rights, and is subject to adjustment based upon the future value of the Company's common stock.

     Subsequent to year end, concurrent with the sale of the Company (see Note
     8), the employees signed a Settlement and Release Agreement which released the Company and its shareholders from the compensatory equity participation arrangement in exchange for a future cash payment from the shareholders.

7.   Employee Benefit Plan

     The Company participates in a Savings Incentive Match Plan, whereby the Company matches the lesser of 3% of compensation or $6,000 for each employee. In 1999, the Company contributed $17,960.

                      PREMIER SOFTWARE TECHNOLOGIES, INC.

                         Year Ended December 31, 1999

8.   Subsequent Events

     In April 2000, the Company was acquired by Active Software, Inc. (Active), a developer of software products for businesses that allow users to integrate incompatible software applications across their extended enterprise of customers, suppliers and partners. Active issued 121,308 shares of common stock and paid $500,000 in cash in exchange for all capital stock of the Company.

                                   * * * * *